UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 31, 2016

RICH PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

NEVADA	000-54767	46-3259117
(State or other jurisdiction of incorporation or organization)	Commission file number	(IRS Employer Identification No.)

9595 Wilshire Blvd, Suite 900

Beverly Hills, CA 90212

(Address of principal executive offices)

(323) 424-3169

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 31, 2016, Rich Pharmaceuticals, Inc. (the “Company”) executed a Secured Promissory Note (the “Note”) in in favor of Computerlaw Group, LLP. The Note was also executed by Ben Chang, the CEO and a director of the Company, and his father Richard Chang, who with the Company are jointly and severally liable for repayment of the Note. The Note accrues interest at the rate of 10% and is due and payable on August 1, 2017, and may be paid at a reduced amount if paid early. The Note relates to payment terms provided by Computerlaw Group, LLP regarding the outstanding account payable by the Company to them for their defense in the litigation with Biosuccess Biotech, Co. LTD. (“Biosuccess”). As previously announced, Biosuccess filed a complaint against the Company, Imagic, LLC, Richard L. Chang’s Holdings, LLC, Richard Chang and Ben Chang (our CEO and a director) in the United States District Court, Central District of California Western Division (the “Federal Court”). The complaint included allegations of patent and copyright infringement, misappropriation of trade secrets, breach of fiduciary duty, unfair competition and other causes of actions against the Company, Imagic, LLC, Richard L. Chang’s Holdings, LLC, Richard Chang and Ben Chang (the “Litigation”). The Litigation was settled through a confidential mediation process supervised by the Federal Court and was dismissed with prejudice by the Federal Court. The foregoing is only a brief description of the material terms of the Note, and does not purport to be a complete description of the rights and obligations of the parties thereunder, and such description is qualified in their entirety by reference to the Note which is filed as an exhibit to this Current Report.

Item 3.02 Unregistered Sales of Equity Securities

On May 31, 2016 the Company issued 4,600,055 shares of Company common stock to satisfy the conversion of $828.01 of a convertible note payable with Auctus Fund, LLC.

On June 3, 2016 the Company issued 29,340,333 shares of Company common stock to satisfy the conversion of $4,401.05 of a convertible note payable with LG Capital Funding, LLC.

On June 7, 2016 the Company issued 30,000,000 shares of Company common stock to satisfy the conversion of $9,120.00 of a convertible note payable with Typenex Co-Investment, LLC.

The above-referenced issuances of shares were made in reliance on the exemption provided by Section 4(2) of the Securities Act for the offer and sale of securities not involving a public offering. The Company's reliance upon Section 4(2) of the Securities Act in issuing the securities was based upon the following factors: (a) the issuance of the securities was an isolated private transaction by us which did not involve a public offering; (b) there was only a one investor who was an accredited investor; (c) there were no subsequent or contemporaneous public offerings of the securities by us; (d) the securities were not broken down into smaller denominations; and (e) the issuance of shares was pursuant to a convertible note payable which was negotiated directly between the investor and the Company.

The total number of outstanding shares of common stock of the Company as of June 7, 2016 after the above described issuance is 338,407,205.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

No.	Description
10.34	Secured Promissory Note dated May 31, 2016 with Computerlaw Group, LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RICH PHARMACEUTICALS, INC.

Dated: June 13, 2016	By:	/s/ Ben Chang
Ben Chang Chief Executive Officer

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